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CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the Medical Technology Systems, Inc. - Stock Purchase Plan of our report, dated March 14,1996, on the financial statements of Medical Technology Systems, Inc., included in the Annual Report on Form 10-K for the year ended March 31, 1995.


Clearwater, Florida                     PENDER, NEWKIRK & CO.
March 12,  1996

                                        By:  /s/ PENDER, NEWKIRK & CO.
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                                        Its:
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